                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                       Proxy Statement Pursuant to Section
                      14(a) of the Securities Exchange Act
                            of 1934 (Amendment No. )

Filed by the Registrant  [ ]
Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Under Rule 14a-12

                                    KSW, INC.
                (Name of Registrant as Specified in its Charter)

                      Russell S. Molina and Stan F. Nelson
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

--------------------------------------------------------------------------------

                          PROXY SOLICITATION STATEMENT
                     BY RUSSELL S. MOLINA AND STAN F. NELSON

                    REGARDING SOLICITATION OF PROXIES FOR THE
                    KSW, INC. ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 13, 2002


                               GENERAL INFORMATION

Solicitation of Proxies. The accompanying proxy is solicited by Mr. Russell S. Molina and Mr. Stan F. Nelson. Mr. Molina is the spouse of Mrs. Allison Newar Molina. Mrs. Molina has nominated Mr. Russell S. Molina and Mr. Stanley Kreitman as an alternative slate of candidates for election to the Board of Directors KSW, Inc., a Delaware corporation (the "Company"). Mr. Molina and Mr. Nelson intend to use the accompanying proxy at the Company's annual meeting of stockholders (the "Meeting") to be held at the Crowne Plaza Hotel at LaGuardia Airport, Queens, New York, on May 13, 2002, at 2:00 p.m., New York time, and at any and all adjournments thereof. Mr. Molina and Mr. Nelson intend to solicit proxies to vote for Mr. Molina and Mr. Kreitman in connection with the election of directors of the Company at the Meeting. The Company was duly provided with written notice on January 23, 2002 of Mrs. Molina's nomination of Messrs. Molina and Kreitman as candidates for election to the Board of Directors. The Company has publicly stated that it does not challenge the timeliness or adequacy of Mrs. Molina's nominations and will not object to said nominations if they are made at the Annual Meeting. The Annual Meeting is being held for the purposes set forth in the Company's Definitive Proxy Statement, filed with the U.S. Securities and Exchange Commission on March 26, 2002(the "Company Proxy Statement").

The Company Proxy Statement stated that the annual report of the Company for the year 2001 (which includes the Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K) was previously delivered to stockholders of record as of the close of business on March 25, 2002.

Voting Rights. Pursuant to the By-Laws of the Company, the Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the Meeting as of the close of business on March 25, 2002. Accordingly, only stockholders of record on such date and at such time will be entitled to vote at the Meeting, notwithstanding any transfer of any stock on the books of the Company thereafter.

The Company has stated in the Company Proxy Statement that at the close of business on March 25, 2002, the Company had outstanding 5,470,311 shares of Common Stock, $.01 par value per share (the "Common Stock"), each of which entitled the holder to one vote. The Company reported therein that there were no issued shares held by the Company in its treasury. The affirmative plurality of the shares represented in person or by proxy at the Meeting is required for the election of directors. For all other matters, the affirmative vote of the holders of a majority of the stock present in person or represented by proxy at the Meeting and entitled to vote on the subject matter and which has actually been voted is required for approval. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the Meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. If a quorum is present, abstentions will have no effect on the election of directors or the proposal for the ratification of the reappointment of auditors.

A proxy may be revoked by the stockholder at any time prior to its being voted. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Secretary of the Company of a written notice of revocation, or presentation of a duly executed proxy bearing a later date, including, without limitation, the proxy attached hereto, or by attending the meeting and voting in person.

If a proxy is properly signed and is not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the stockholder. If the proxy attached hereto is signed and returned to Mr. Molina and/or Mr. Nelson without specifying choices, the shares will be voted in favor of the election as director of Mr. Molina and Mr. Kreitman, no vote shall be cast with respect to ratification of the Company's auditors, and with regard to all other matters, in the appointed proxies' own discretion. The Company has stated in the Company Proxy Statement that votes are tabulated at the annual meeting by inspectors of election.

This proxy solicitation statement and the accompanying proxy are first being sent to the stockholders of the Company on or about April 11, 2002. The cost of this solicitation will be borne by Mr. Molina. The principal business address for Mrs. Molina, Mr. Molina, and Mr. Nelson is c/o Woodco Fund Management, Inc., 4900 Woodway, Suite 650, Houston, Texas 77056; telephone (800) 966-3268. The principal business address for Mr. Kreitman is 303 East 57th Street New York, NY 10022. The total amount estimated to be spent in furtherance of or in connection with the solicitation of the Company security holders will be approximately $30,000, including, without limitation, coverage of fees and disbursements of counsel, financial printers, transportation, and related costs. Mr. Molina intends to seek reimbursement of such costs from the Company's Board of Directors without submitting such matter to a vote of Company security holders.

                                 STOCK OWNERSHIP

The following table sets forth information as of April 8, 2002 relating to the beneficial ownership of the Company's Common Stock by Mrs. Molina's alternative slate of nominees as candidates for election to the Board of Directors. In addition, stock ownership is also shown for Mrs. Molina and Mr. Nelson. As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). Accordingly, the number of shares may include shares owned by or for, among others, the wife, minor children or certain other relatives of such individual, as well as other shares as to which the individual has the right to acquire within 60 days after such date. Stock Ownership information regarding certain other beneficial owners and Company management is set forth in the Company's Proxy Statement which is incorporated herein by reference thereto.


                                                Number of        Percentage
Name and Address of Beneficial Owner              Shares          Ownership
------------------------------------            ---------        ----------

Stanley Kreitman                                13,333(1)           *
303 East 57th Street
New York, NY  10022

Russell S. Molina                               14,749(2)           *
c/o Woodco Fund Management, Inc.
4900 Woodway Drive, Suite 650
Houston, Texas  77056

Allison Newar Molina                            14,749(3)           *
c/o Woodco Fund Management, Inc.
4900 Woodway Drive, Suite 650
Houston, Texas  77056

Stan F. Nelson                                       0(4)           *
c/o Woodco Fund Management, Inc.
4900 Woodway Drive, Suite 650
Houston, Texas  77056

-------------------------
*Less than one percent.

(1) Includes 13,333 shares of Company Common Stock underlying vested and exercisable options. Other than with the Company itself, Mr. Kreitman has not been a party within the past year to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, without limitation, any joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

(2) Includes 2,000 shares of Company Common Stock owned of record by Allison N. Molina, the spouse of Mr. Molina and 9,249 shares of Company Common Stock owned of record by T.H. Lehman & Co., Inc., of which Mr. Molina is President and a director. Includes 3,500 shares of Company Common Stock directly owned of record by Mr. Molina. Mr. Molina is the beneficial owner, as such term is defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of all the shares set forth above. During the past two years Mr. Molina has purchased shares of the Company as follows: 1,000 shares of Common Stock on March 3, 2000 at a purchase price of 2-7/8 $ per share; 2,000 shares of Common Stock on March 6, 2000 at a purchase price of $3-1/4 per share. Mr. Molina has not made any sales of Company Common Stock during the past two years. All of such shares were purchased by Mr. Molina out of his own funds for his own account. Mr. Molina has not been a party within the past year to any contract, arrangement or understanding with any person, other than his spouse, with respect to any securities of the Company, including, without limitation, any joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Mr. Molina's acquisitions of Company securities have been made with the understanding and consent from his spouse that all such purchases were made for mutually beneficial long term investment purposes.

(3) Includes 12,749 shares of Company Common Stock beneficially owned by Russell
S. Molina, the spouse of Mrs. Molina., of which 9,249 shares of Common Stock are owned of record by T.H. Lehman & Co., Inc., of which Mr. Molina is the President and a director. Mrs. Molina disclaims beneficial ownership of such 9,249 shares of Common Stock beneficially owned by Russell Molina. Mrs. Molina is the owner of record of 2,000 shares of Company Common Stock. During the past two years Mrs. Molina has purchased shares of the Company as follows: 2,000 shares of Common Stock on March 3, 2000 at a purchase price of $2.90 per share. All of such shares were purchased by Mrs. Molina out of her own funds for her own account. Mrs. Molina has not been a party within the past year to any contract, arrangement or understanding with any person, other than her spouse, with respect to any securities of the Company, including, without limitation, any joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Mrs. Molina's acquisitions of Company securities have been made with the understanding and consent from her spouse that all such purchases were made for mutually beneficial long term investment purposes.

(4) Mr. Nelson has not been a party within the past year to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, without limitation, any joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except for Mr. Kreitman who has also been nominated for election to the Company's Board of Directors, none of Mr. Molina, Mrs. Molina or Mr. Nelson has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. In addition, none of Mr. Molina, Mrs. Molina, Mr. Nelson or Mr. Kreitman is a party to any arrangement or understanding where there is any substantial interest, direct or indirect, by security holdings or otherwise, that such other party may have in any matter to be acted upon at the Company's Annual Meeting of Stockholders.

Audit Committee Report

Mr. Stanley Kreitman, one of Mrs. Molina's nominees for election to the Board of Directors, is a current member of the Company's audit committee. The Company's audit committee report, as published in the Company Proxy Statement under the caption "Audit Committee Report", is incorporated herein by reference thereto.

                                                            PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

                 MR. MOLINA AND MR. NELSON RECOMMEND A VOTE FOR
                                       ---
                     RUSSELL S. MOLINA AND STANLEY KREITMAN
                FOR ELECTION TO THE COMPANY'S BOARD OF DIRECTORS

The Company's Certificate of Incorporation provides that the Company's business shall be managed by a Board of Directors of not less than three and not more than twelve, with the exact number fixed by the Board of Directors from time to time. The Board of Directors of the Company is divided into three classes: Class I, Class II and Class III, with each class being as nearly equal in number as possible. The directors in each class serve terms of three years each and until their successors are elected and qualified.

Mrs. Molina has nominated Russell S. Molina and Stanley Kreitman for election as Class II Directors of the Company. Stanley Kreitman is currently a director of the Company and has also been nominated for election by the Company. The nominees have consented to being named in this proxy solicitation statement and to serve if elected. If a nominee becomes unable to accept nomination or election, the persons named in the proxy are not authorized under the Company's By-Laws to substitute nominees other than those nominated by Mrs. Molina. Mrs. Molina, however, has no present reason to believe that the nominees will be unable to serve as directors, if elected.

The Company's By-Laws permit nominations of candidates for election to the Board of Directors to be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations made by stockholders (other than by the Board of Directors) must be made in writing and delivered or mailed to the Company not less than 60 days prior to the date of a stockholders' meeting. Such notice must include the same information, to the extent known to the notifying stockholder, as that required to be stated by the Company in the Company Proxy Statement with respect to the nominees of the Board of Directors. Any nominations which are not made in this manner or any votes cast at the Meeting for any candidate not duly nominated may be disregarded by the chairman of the Meeting. Mrs. Molina has delivered due notice to the Company, in accordance with the Company's By-Laws, of the nominations of Mr. Molina and Mr. Kreitman as candidates for election to the Company's Board of Directors. The Company has publicly stated in its Company Proxy Statement that it does not challenge the timeliness or adequacy of Mrs. Molina's nominations and will not object to said nominations if they are made at the Annual Meeting.

If a quorum is present and voting, the two nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes are not counted in the election of directors.

Mrs. Molina's Alternative Slate of Nominees

The following table sets forth certain information concerning Mrs. Molina's alternative slate of nominees for election as Class II Directors of the Company.

                                         Principal Occupation
                                         Or Position,
Name                         Age         Other Directorships          Since
----                         ---         --------------------         -----


STOCKHOLDER NOMINEES AS CLASS II DIRECTORS TO SERVE UNTIL 2005

Stanley Kreitman             68           Director                    1999
Russell S. Molina            34           Nominee                        -

     Mr. Russell S. Molina has been principally employed as President of Woodco Fund Management, Inc., an investment firm, for the past five years. He is President and a member of the Board of Directors of T.H. Lehman & Co., Inc.
(OTC) and a member of the Board of Directors of Directrix, Inc. (OTC).

     Mr. Stanley Kreitman was elected to the Board of Directors on May 18, 1999. Effective February 18, 1999, Mr. Kreitman had been appointed as an interim Director. Since 1994, Mr. Kreitman has been Chairman of Manhattan Associates, an investment firm and is a Board member of the N.Y.C. Department of Corrections. He is a published author and lecturer on business investment matters. He is a member of the Board of Directors of Medallion Funding Corp. (NASDAQ), Ports Systems Corp. (AMEX) and CCA Industries, Inc. (NASDAQ).

     Mrs. Molina, who is making the foregoing nominations, is the spouse of Russell S. Molina, nominee for election as a director of the Company.

Continuing Directors

The Company has stated in the Company Proxy Statement that the following table sets forth certain information concerning the directors continuing as Class I and Class III Directors of the Company, respectively.

Continuing Class I Director To Serve Until 2003

                                         Principal Occupation
                                         Or Position,
Name                         Age         Other Directorships          Since
----                         ---         --------------------         -----

Robert Brussel               59          Chief Financial Officer       1994
                                         and Director

Continuing Class III Directors To Serve Until 2004


                                         Principal Occupation
                                         Or Position,
Name                         Age         Other Directorships          Since
----                         ---         --------------------         -----


Floyd Warkol                 54          Chairman of the              1994
                                         Board of Directors,
                                         Chief Executive Officer,
                                         President and Secretary

Burton Reyer                 67          Vice President and           1994
                                         Director

The Company has provided biographical information in the Company Proxy Statement for the Company's officer's and other directors.

The Company has stated in the Company Proxy Statement that it is not aware of any family relationship between any director, other nominee for director or executive officer of the Company.

Board Meetings and Committees

The Company has stated in the Company Proxy Statement that the Board of Directors held a total of four meetings in 2001, with each director present at all meetings. The Board of Directors has a Compensation Committee and an Audit Committee comprised of non-employee directors, including one of Mrs. Molina's nominees, Mr. Kreitman. The functions of the Compensation Committee include: study and analysis of and recommendations to the Board concerning salaries, incentives and other forms of compensation for directors, officers and other employees of the Company; and administrative oversight of various incentive compensation and benefit plans. The functions of the Audit Committee include: reviewing with the independent auditors the plan and results of the auditing engagement; reviewing the scope and results of the Company's procedures for internal auditing; reviewing the independence of the auditors; considering the range of audit and non-audit services; and reviewing the adequacy of the Company's system of internal accounting controls.

The Company has stated in the Company Proxy Statement that there was a meeting of the Audit Committee and of the Compensation Committee on November 5, 2001.

Compensation of Directors

The Company has stated in the Company Proxy Statement that no fees were paid for attendance by employee directors at Board Committee meetings and that during 2001, the Company paid its non-employee Directors each an annual fee of $12,000.

The following table sets forth additional compensation information concerning Mrs. Molina's alternative slate of nominees and associates of such nominees.

                     AGGREGATED OPTION/SAR EXERCISES IN 2001
                   AND OPTION/SAR VALUES AT DECEMBER 31, 2001



                                                             Number of Securities
                                                            Underlying Unexercised        Value of Unexercised in-the-Money
                    Shares Acquired   Value Realized             Options/SARs                       Options/SARs
       Name         on Exercise (#)         ($)             at Fiscal Year-End (#)             at Fiscal Year-End ($)
       ----         ---------------   --------------   ------------------------------     ---------------------------------
                                                       Exercisable      Unexercisable     Exercisable         Unexercisable
                                                       -----------      -------------     -----------         -------------
Stanley Kreitman           0                0              13,333            6,667              N/A               N/A

Russell S. Molina          0                0                 0                0                 0                 0



Indemnification

The Company's Certificate of Incorporation provides that a director or officer of the Company may be indemnified by the Company to the full extent permitted by the Delaware General Corporation Law or any other applicable law.

           Compensation Committee Interlocks and Insider Participation

Mr. Kreitman serves on the Company's compensation committee.

      Compliance with Section 16 (a) of the Securities Exchange Act of 1934

The following information published in the Company's Proxy Statement is set forth herein insofar as it relates to Mrs. Molina's alternative slate of nominees for election to the Board of Directors:

Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and stockholders of more than ten percent of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on written representations from Messers. Molina and Kreitman, Mrs. Molina believes that during the year ended December 31, 2001, Messers. Molina and Kreitman complied with all applicable Section 16(a) filing requirements.

                                PERFORMANCE GRAPH

The Company's Proxy Statement included a performance graph and information comparing cumulative total returns for the Company's Common Stock for the five year period ending December 31, 2001 with the NASDAQ Market Index and an index of all publicly traded companies in the Plumbing, Heating and Air-Conditioning industry (SIC Code 1711)for the same period. Such performance information is incorporated herein by reference to the Company's Proxy Statement under the caption, "PERFORMANCE GRAPH".

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Company has stated in the Company Proxy Statement that the Board of Directors has selected Marden Harrison & Kreuter, CPA's P.C., certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 2002, subject to ratification of such appointment by the stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

The Company has stated in the Company Proxy Statement that Marden Harrison & Kreuter conducted the audit of the financial statements of the Company and KSW Mechanical for the fiscal years ended December 31, 1999, 2000, and 2001.

Audit Fees

The Company has stated in the Company Proxy Statement that during 2001, the firms auditors, Marden, Harrison & Kreuter, CPA's P.C. billed a total of $ 60,000 for fees for professional services rendered for the audit of the Company's annual financial statements for 2001 and the reviews of the financial statements included in the Company's Form 10Q's for 2001.

Financial Information Systems Design and Implementation Fees

The Company has stated in the Company Proxy Statement that during 2001, the Company's principal accountant, Marden, Harrison & Kreuter, CPA's P.C., billed a total of $ 26,000 for services rendered in connection with the implementation upgrading and maintenance of the Company's computerized Financial Information Systems.

The Company has stated in the Company Proxy Statement that it is expected that a representative of Marden Harrison & Kreuter will be present at the Annual Meeting of Stockholders with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.

THE PERSONS MAKING THIS SOLICITATION MAKE NO RECOMMENDATION WITH RESPECT TO VOTING ON THE RATIFICATION OF THE APPOINTMENT OF MARDEN, HARRISON & KREUTER, CPA's P.C., AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2002 FISCAL YEAR.

                                  OTHER MATTERS

The Company has stated in the Company Proxy Statement that as of the date of such Company Proxy Statement it knows of no other matter to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the proxy on such matters in accordance with their judgment.

                              STOCKHOLDER PROPOSALS

The Company has stated in the Company Proxy Statement that the Company's By-Laws provide that a stockholder of the Company who intends to nominate persons for election as Directors or introduce other proposals from the floor of an Annual Meeting of Stockholders follow certain notice and disclosure requirements. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2003 Annual Meeting of Stockholders must be received by the Company no later than January 26, 2003 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

The Company has stated in the Company Proxy Statement that the By-Laws provision requires a stockholder introducing a proposal at an Annual Meting to notify the Company of such intention not less than 60 days prior to the date of the Annual Meeting. If the Company has given less than 75 days public notice of the date of the Annual Meeting, the stockholder must give such notice so that it is received by the Company not later than 10 days after the public notice is given or the Company Proxy Statement is mailed. The stockholder's notice must give the information specified in the By-Laws, including information about the stockholder making the proposal, the number of shares such stockholder owns and any interest such stockholder may have in the subject of the proposal. If such stockholder will be nominating persons for election as Directors, certain information specified in the By-Laws must also be given about the nominee and the nominee's interest in the Company. The Company was provided with due written notice of the nominations of Messrs. Molina and Kreitman as candidates for election to the Company's Board of Directors, in accordance with the mandates of the Company's By-Laws, on January 23, 2002.

                                  ANNUAL REPORT

The Company has stated in the Company Proxy Statement that a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, including a list of the exhibits thereto, as filed with the Securities and Exchange Commission, may be obtained, without charge, from James Oliviero, Assistant Secretary, KSW, Inc., 37-16 23rd Street, Long Island City, New York 11101. Each request must set forth a good faith representation that, as of the record date, the person making the request was a beneficial owner of the Company's Common Stock entitled to vote at the meeting.

                               FURTHER INFORMATION

Further information regarding this solicitation may be obtained by contacting:

Russell S. Molina
Woodco Fund Management, Inc.
4900 Woodway, Suite 6500
Houston, Texas 77056
Telephone: (800) 966-3268
Fax: (713) 621-8027

Exhibit 99.1 setting forth information incorporated by reference to this Proxy Solicitation Statement may be obtained upon written request to the foregoing.

Please remember to mark, sign, date and return the enclosed Proxy Card so that your important vote will be counted at the Annual Meeting.

Respectfully,

/s/ Russell S. Molina, April 11, 2002
/s/ Stan F. Nelson, April 11, 2002

[Form of Proxy]
                                      PROXY

                   ANNUAL MEETING OF STOCKHOLDERS OF KSW, INC.

                                  MAY 13, 2002

                SOLICITED BY RUSSELL S. MOLINA AND STAN F. NELSON

The undersigned hereby appoints Russell S. Molina and Stan F. Nelson as proxies, each with full powers of substitution, to vote all shares of KSW, INC. which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the Crowne Plaza Hotel at LaGuardia Airport, Queens, New York, on May 13, 2002 at 2:00 p.m., New York time, and at any adjournment thereof, hereby ratifying all that said proxies or his substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

A [x] Please mark your votes as in this example.

             FOR all nominees          WITHHOLD
             listed at right (except   AUTHORITY
             as marked to the          to vote for all
             contrary below)           nominees listed as right

1. ELECTION        [ ]                     [ ]   Nominees:  Russell S. Molina
    OF                                                      Stanley Kreitman
    DIRECTORS

    To elect two nominees for the class II Directors listed at right for a three-year term expiring in 2005.

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list at right.)



                                                 FOR      AGAINST     ABSTAIN

2.  APPOINTMENT OF INDEPENDENT AUDITORS.
    The ratification of the appointment of       [ ]        [ ]         [ ]
    Marden, Harrison & Kreuter, CPA's, P.C.

3. In their discretion, upon any other matters which may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND NO VOTE SHALL BE CAST FOR PROPOSAL 2.

Receipt of the Proxy Solicitation Statement from Russell S. Molina and Stan F. Nelson preceding or accompanying the same is hereby acknowledged.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Stockholder Name of Record: __________________________________________

Shares of Common Stock owned of Record: ______________________________

(Signature of Stockholder) ___________________________________________

Title and Authority, if applicable: __________________________________

(Signature of Stockholder) ___________________________________________

Title and Authority, if applicable: __________________________________

Dated ____________________, 2002

NOTE: Your name and signature should appear the same as your name appears as a stockholder of record. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.